UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  June 15, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
7.299% Corporate Units	NEE.PRS	New York Stock Exchange
7.234% Corporate Units	NEE.PRT	New York Stock Exchange
7.375% Corporate Units	NEE.PRV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on May 18, 2026, on May 15, 2026, NextEra Energy, Inc., a Florida corporation (NEE), WG Development Corp., a Virginia corporation and direct wholly owned subsidiary of NEE (Merger Sub Corp), CS Holdco, LLC, a Virginia limited liability company and direct wholly owned subsidiary of NEE (LLC Sub), and Dominion Energy, Inc., a Virginia corporation (Dominion Energy), entered into an Agreement and Plan of Merger (the Merger Agreement). Upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Merger Sub Corp will merge with and into Dominion Energy, with Dominion Energy as the surviving corporation (the Surviving Corporation) and a wholly owned subsidiary of NEE (the First Merger), and (ii) immediately following the First Merger, the Surviving Corporation will merge with and into LLC Sub, with LLC Sub as the surviving entity (the Surviving Entity) and a wholly owned subsidiary of NEE (the Second Merger and, together with the First Merger, the Mergers). The First Merger will become effective at the time the Clerk of the Virginia State Corporation Commission issues a certificate of merger with respect to the articles of merger pertaining to the First Merger or at such later time as may be agreed by NEE and Dominion Energy in writing and specified in such articles of merger. Consummation of the First Merger remains subject to the satisfaction or waiver of certain closing conditions specified in the Merger Agreement. If consummation of the First Merger takes place, the acquisition will be required to be described in Item 2.01 of a Current Report on Form 8-K. The purpose of this Current Report on Form 8-K is to file (a) the Financial Information (as defined below) and (b) the consent of the independent registered public accounting firm of Dominion Energy included as Exhibit 23 to this Current Report on Form 8-K (the Consent), and to allow such Financial Information and Consent to be incorporated by reference into NEE's registration statements identified in the Consent and previously filed with the SEC under the Securities Act of 1933, as amended (the Securities Act).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included or incorporated by reference in this Current Report on Form 8-K, including, among other things, statements regarding the proposed business combination transaction between NEE and Dominion Energy and future events, plans and anticipated results of operations, business strategies, the anticipated benefits of the proposed transactions, the anticipated impact of the proposed transactions on the combined company’s business and future financial and operating results, the anticipated closing date for the proposed transaction and other aspects of NEE’s or Dominion Energy’s operations or operating results are forward-looking statements. Words and phrases such as “ambition,” “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions or events can be used to identify forward-looking statements. Where, in any forward-looking statement, NEE or Dominion Energy expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. Any forward-looking statement is not a guarantee of future performance, outcomes or results and is subject to numerous risks, uncertainties and other factors, many of which are beyond NEE’s or Dominion Energy’s control, that could cause actual performance, outcomes or results to differ materially from what is expressed or implied in the forward-looking statement.

These factors include a failure by NEE to successfully integrate Dominion Energy’s businesses and technologies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the expected benefits of the proposed transactions may not be fully realized or may take longer to realize than expected; each party’s ability to obtain the approval of its shareholders required to consummate the proposed transactions and the timing of the closing of the proposed transactions, including the risk that the conditions to closing are not satisfied on a timely basis or at all or the failure of the transactions to close for any other reason or to close on the anticipated terms, including with the anticipated tax treatment; the risk that any governmental or regulatory approval, consent or authorization that may be required for the proposed transactions is not obtained, is delayed or is obtained subject to conditions that are not anticipated or that cause the termination of the Merger Agreement and abandonment of the transactions; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement by either party; the risk that certain provisions in the Merger Agreement or the pendency of the transactions may impact either party’s ability to pursue certain business opportunities or strategic transactions; unanticipated difficulties, liabilities or expenditures relating to the transactions, including the impact of potential litigation relating to the transactions; the effect of the announcement, pendency or completion of the proposed transactions on the parties’ business relationships and business operations generally, including the parties’ relationship with regulators, suppliers, vendors and customers; the effect of the announcement or pendency of the proposed transactions on the parties’ common stock prices and uncertainty as to the long-term value of either party’s common stock; risks that the proposed transactions disrupt either party’s current plans and operations, including due to the diversion of the attention of management from ordinary course business operations, and potential difficulties in hiring or retaining employees as a result of the proposed transactions; any rating agency actions; and the impact of the announcement or pendency of the proposed transactions on either party’s ability to access capital, including the short- and long-term debt markets, on a timely and affordable basis; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities of NEE and in the financial results of NEE or Dominion Energy; and the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity or gas. The registration statement on Form S-4 and joint proxy statement/prospectus that will be filed with the SEC will describe additional risks in connection with the proposed transactions. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and joint proxy statement/prospectus are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to NEE’s and Dominion Energy’s respective periodic reports and other filings with the SEC, including the risk factors contained in NEE’s and Dominion Energy’s most recently filed Annual Reports on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q.

Any forward-looking statements included in this Current Report on Form 8-K represent current expectations and are inherently uncertain and are made only as of the date hereof (or, if applicable, the dates indicated in such statement). Except as required by law, neither NEE nor Dominion Energy undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information about the Transactions and Where to Find It

In connection with the proposed transactions, NEE intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of NEE and Dominion Energy that also constitutes a prospectus of NEE. Each of NEE and Dominion Energy may also file other relevant documents with the SEC regarding the proposed transactions. This Current Report on Form 8-K is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that NEE or Dominion Energy may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of NEE and Dominion Energy. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NEE, DOMINION ENERGY, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (if and when available) and other documents containing important information about NEE, Dominion Energy and the proposed transactions, once such documents are filed with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by NEE will be available free of charge on NEE’s website at http://www.investor.nexteraenergy.com/ or by contacting NEE’s Investor Relations Department by email at investors@nexteraenergy.com or by phone at (800) 222-4511. Copies of the documents filed with the SEC by Dominion Energy will be available free of charge on Dominion Energy’s website at http://investors.dominionenergy.com or by contacting Dominion Energy’s Investor Relations Department by email at investor.relations@dominionenergy.com or by phone at (804) 819-2438.

Participants in the Solicitation

NEE, Dominion Energy and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about the directors and executive officers of NEE, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) NEE’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on April 1, 2026, including under the headings “Proposal 1: Election as directors of the nominees specified in this proxy statement,” “Director Compensation,” “Executive Compensation,” and “Common Stock Ownership of Certain Beneficial Owners and Management,” (ii) NEE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 13, 2026, including under the heading “Item 1. Business—Information About Our Executive Officers” and (iii) to the extent certain holdings of NEE securities by its directors or executive officers have changed since the amounts set forth in NEE’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC.

Information about the directors and executive officers of Dominion Energy, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) Dominion Energy’s proxy statement for its 2026 annual meeting of shareholders, which was filed with the SEC on March 19, 2026, including under the headings “Item 1: Election of Directors – Director Nominees,” “Compensation of Non-Employee Directors,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management,” (ii) Dominion Energy’s Annual Report on Form 10-K for the fiscal year ended

December 31, 2025, which was filed with the SEC on February 23, 2026 (the Dominion Energy Annual Report), including under the heading “Information about our Executive Officers,” and (iii) to the extent certain holdings of Dominion Energy securities by its directors or executive officers have changed since the amounts set forth in Dominion Energy’s proxy statement for its 2026 annual meeting of shareholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed with the SEC.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transactions when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Copies of the documents filed with the SEC by NEE and Dominion Energy will be available free of charge through the website maintained by the SEC at www.sec.gov. Additionally, copies of documents filed with the SEC by NEE and Dominion Energy will be available free of charge through the sources indicated above.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.*

*Note: Business has not yet been acquired. Financial statements are provided in connection with a pending business combination.

The audited consolidated financial statements of Dominion Energy as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024, and 2023, and the related notes to the consolidated financial statements, including the report thereon of Dominion Energy's independent registered public accounting firm, are included in the Dominion Energy Annual Report and are incorporated herein by reference as Exhibit 99.1 hereto (the Dominion Energy Audited Financial Information). The aforementioned notes to the audited consolidated financial statements of Dominion Energy are combined with the notes to certain financial statements of Virginia Electric and Power Company (Virginia Power), an affiliate of Dominion Energy; no financial information related to Virginia Power in Exhibit 99.1 hereto is considered to be a component of the Dominion Energy Audited Financial Information that is being incorporated by reference herein and, to the extent this Current Report on Form 8-K is incorporated by reference into any other filing made by NEE with the SEC under the Securities Act or the Securities Exchange Act of 1934, as amended (the Exchange Act), such financial information related to Virginia Power will not be deemed incorporated by reference into such other filing unless specifically provided otherwise in such filing.

The unaudited condensed consolidated financial statements of Dominion Energy as of March 31, 2026 and for the three months ended March 31, 2026 and 2025, and the related notes to the condensed consolidated financial statements, are included in Dominion Energy's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed by Dominion Energy with the SEC on May 1, 2026, and are incorporated herein by reference as Exhibit 99.2 hereto (the Dominion Energy Unaudited Financial Information and, together with the Dominion Energy Audited Financial Information, the Dominion Energy Financial Information). The aforementioned notes to the unaudited condensed consolidated financial statements of Dominion Energy are combined with the notes to certain financial statements of Virginia Power; no financial information related to Virginia Power in Exhibit 99.2 hereto is considered to be a component of the Dominion Energy Unaudited Financial Information that is being incorporated by reference herein and, to the extent this Current Report on Form 8-K is incorporated by reference into any other filing made by NEE with the SEC under the Securities Act or the Exchange Act, such financial information related to Virginia Power will not be deemed incorporated by reference into such other filing unless specifically provided otherwise in such filing.

(b)	Pro Forma Financial Information.**

**Note: Business has not yet been acquired. Pro forma financial information is provided in connection with a pending business combination.

In connection with the planned Mergers, NEE is providing the preliminary unaudited pro forma condensed combined financial statements of NEE reflecting the Mergers and the related notes as of March 31, 2026 and for the three months ended March 31, 2026 and for the year ended December 31, 2025, which are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein (the Pro Forma Financial Information and, together with the Dominion Energy Financial Information, the Financial Information).

(d)	Exhibits.

The following exhibits are being filed herein.

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm
99.1
Audited consolidated financial statements of Dominion Energy, Inc. as of December 31, 2025 and 2024 and for the years ended December 31, 2025, 2024, and 2023, and the related notes to the consolidated financial statements, including the report thereon of Dominion Energy's independent registered public accounting firm (incorporated by reference from Dominion Energy's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 23, 2026, File No. 001-08489)

99.2
Unaudited condensed consolidated financial statements of Dominion Energy as of March 31, 2026 and for the three months ended March 31, 2026 and 2025, and the related notes to the condensed consolidated financial statements (incorporated by reference from Dominion Energy's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026, filed with the SEC on May 1, 2026, File No. 001-08489)

99.3	Unaudited pro forma condensed combined financial statements of NextEra Energy, Inc. as of March 31, 2026 and for the three months ended March 31, 2026 and for the year ended December 31, 2025
101	Interactive data files for this Form 8-K formatted in Inline XBRL
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 15, 2026

NEXTERA ENERGY, INC
(Registrant)

WILLIAM J. GOUGH
William J. Gough
Vice President, Controller and Chief Accounting Officer